SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report: September 20, 2002
                       (Date of earliest event reported)

                Residential Funding Mortgage Securities II, Inc.
             (Exact name of registrant as specified in its charter)

Delaware                      333-76246             41-1808858
--------                      ---------             ----------
(State or Other Juris-        (Commission           (I.R.S. Employer
diction of Incorporation)     File Number)          Identification No.)



       8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437
      -------------------------------------------------------------- -----
               (Address of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code:(952) 857-7000
                                 --------------



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Item 5.           Other Events.
                  ------------

                   On September 20, 2002, the Registrant will cause the issuance and sale of approximately $300,000,000 initial principal amount of Home Loan-Backed Notes, Series 2002-HI4, (the "Notes") pursuant to an Indenture to be dated as of September 26, 2002, between Home Loan Trust 2002-HI4, as issuer and JPMorgan Chase Bank, as Indenture Trustee.

                  In connection with the sale of the Notes by Bear, Stearns & Co. Inc. and Residential Funding Securities Corporation (the "Underwriters"), the Registrant has been advised that the Underwriters have furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Notes following the effective date of Registration Statement No. 333-76246, which Computational Materials are being filed electronically as exhibits to this report.

                  The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                   THE UNDERWRITERS HAVE ADVISED THE REGISTRANT THAT CERTAIN INFORMATION IN THE COMPUTATIONAL MATERIALS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

                  The Computational  Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the Home Loans underlying the Notes (the "Home Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Notes might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Home Loans will affect the actual yield, average life,





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                                       -3-

         duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Notes.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements.

                        Not applicable.

         (b)      Pro Forma Financial Information.

                         Not applicable.

         (c)      Exhibits


                        ITEM 601 (A) OF
                        REGULATION S-K
EXHIBIT NO.             EXHIBIT NO.                DESCRIPTION

         1                      99                 Computational Materials





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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                          RESIDENTIAL FUNDING MORTGAGE
                                          SECURITIES II, INC.


                                          By:    /s/ Lisa Lundsten
                                          Name:  Lisa Lundsten
                                          Title: Vice President

Dated: September 20, 2002





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                 EXHIBIT INDEX

                Item 601 (a) of           Sequentially
Exhibit         Regulation S-K            Numbered
Number          Exhibit No.               Description         Page
------          -----------               -----------         ----
1                       99                Computational       Filed
                                          Materials           Electronically



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